UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported):  November 27, 2012

REO PLUS, INC.
(Exact name of registrant as specified in its Charter)

Texas	333-170054	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3014 McCulloch Circle Houston, Texas 77056 713-478-3832
(Address and telephone number of principal executive offices, including zip code)

___________________________________
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 27, 2012, REO Plus, Inc. (the “Company”) dismissed Anderson Bradshaw PLLC (“ABPLLC”), which had been engaged as the Company's principal accountant for the Company's fiscal year ending and the interim periods for 2012.  Because of the timings of the engagement and the dismissal, ABPLLC had not provided any services to the Company with regard to fiscal 2012 or any interim period in 2012.  The Company's Board of Directors approved the decision to end this relationship.  The Company does not have a separate audit committee.

The Company provided ABPLLC a copy of the disclosures in this Report prior to the filing with the Securities and Exchange Commission (“SEC') and requested that ABPLLC furnish it with a letter addressed to the SEC stating whether or not ABPLLC agrees with the Company's statements applicable to it in this Item 4.01.  A copy of the letter dated November 29, 2012 furnished by ABPLLC in response to that request is filed as Exhibit 16.1 to this Report.

On November 27, 2012, the Company engaged a new independent registered public accounting firm, MaloneBailey, LLP (“Malone”), to audit the Company's financial statements for the fiscal year ending December 31, 2012.  The Company's Board of Directors approved the decision to engage Malone.

During the Company's two most recent fiscal years ended December 31, 2011 and December 31, 2010 (respectively), and through the date of this Report, the Company did not consult with Malone on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and Malone did not provide either a written report or oral advice to the Company that Malone concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Malone a copy of the disclosures in this Report prior to the filing with the SEC and offered an opportunity to provide a letter addressed to the SEC if desired.  If Malone provides such a letter, it will be filed subsequently as an exhibit to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit Number	Exhibit Title

16.1
Letter furnished by Anderson Bradshaw PLLC in response to the Company's request, addressed to the Securities and Exchange Commission, dated November 29, 2012, indicating its agreement with the statements applicable to it contained in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REO PLUS, INC.
(Registrant)

Date: December 3, 2012	/s/ Richard J Church
Richard J. Church
President